                                                                January 9, 2004

TO THE SHAREHOLDER:

For the quarter ended December 31, 2003, the Fund had a Net Asset Value of $20.63 per share. This represents a 4.0% decrease from $21.50 per share at the end of the March 31, 2003 Fiscal Year. On December 31, 2003 the Fund's closing stock price on the New York Stock Exchange was $18.90 per share, representing an 8.4% discount to Net Asset Value per share.

The Fund completed a successful rights offering during December, raising $23.2 million in new capital. The Net Asset Value per share on the December 3, 2003 expiration date was $21.58. The resulting exercise price for the rights was $18.77 based upon the 13% discount to Net Asset Value per share. The Board of Directors and management of the Fund would like to thank all shareholders for their support as evidenced by their participation in the offering.

The table below compares the performance of the Fund to the average of the 14 other closed-end bond funds with which we have historically compared ourselves:

   Total Return-Percentage Change (Annualized for periods longer than 1 year) in Net Asset Value Per Share with All Distributions Reinvested(1)

-----------------------------------------------------------------------------------------------------------------------------------
                                                               10 Years       5 Years        2 Years        1 Year        Quarter
                                                              to 12/31/03   to 12/31/03    to 12/31/03    to 12/31/03   to 12/31/03
-----------------------------------------------------------------------------------------------------------------------------------
1838 Bond Fund(2)                                                6.64%          5.27%          7.52%         4.63%         -3.32%
Average of 14 Other
  Closed-End Bond Funds(2)                                       6.98%          6.32%          8.43%         10.99%         1.75%
Salomon Bros. Bond Index(3)                                      7.96%          7.18%         10.74%         4.80%         -0.17%


(1) - This is historical information and should not be construed as indicative of any likely future performance.
(2) - Source: Lipper Inc.
(3) - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.

The Fund's performance for the recent quarter was impacted by the 4.5% dilution of net asset value resulting from the rights offering.

Since the low yields of June 13, 2003 to the calendar year-end, the yields on US Treasury 2-year notes have risen from 1.08% to 1.82%. The yields on 10-year notes and 30-year bonds have risen from 3.11% to 4.25% and from 4.17% to 5.07%, respectively. The degree to which interest rates have already risen contributed to the decision to undertake the rights offering at this time. The increase in rates reflects the stronger than expected economy that developed during the second half of 2003, combined with the financing pressures stemming from an expected Federal budget deficit exceeding $500 billion during the current fiscal year ending September 2004. The bond market remains volatile, subject to economic data releases that seemingly alternate between confirming and questioning the continuation of the economic rebound. We have taken advantage of that volatility by investing the proceeds of the rights offering at times of bond market weakness that offer higher yields for investment. We continue to look for those opportunities to invest the remaining proceeds.

The table below updates the portfolio quality of the Fund's long-term invested assets compared to the end of the two prior fiscal years:

-----------------------------------------------------------------------------------------------------------------------------------
                                      Percent of Total Investment (Standard & Poor's Ratings)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  U.S. Treasuries,
                                                                     Agencies &                                   B and
Period Ended                                                         AAA Rated        AA     A      BBB     BB    Lower   Not Rated
-----------------------------------------------------------------------------------------------------------------------------------
December 31, 2003                                                       20.9%        4.0%   29.0%  35.4%   9.0%    1.5%      0.2%
March 31, 2003                                                          17.3%        5.3%   28.7%  39.5%   7.6%    1.4%      0.1%
March 31, 2002                                                          16.7%        4.4%   22.6%  53.6%   1.9%    0.6%      0.2%


Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings. Please note that the data for the recent quarter-end does not include the cash reserves that represent proceeds of the rights offering that had not been invested in long-term assets as of year-end. The proportionate increase in higher rated assets does reflect the commitment of some of the offering proceeds to mortgage-backed securities that we believe will benefit the Fund in the current market environment. One of the advantages to having undertaken the offering is to be able to invest in these types of securities without incurring the costs associated with the portfolio turnover that would have otherwise been necessary. These costs could include actual transaction costs, the impact of capital gains or losses and any change in income levels.

On December 17, 2003 the Board of Directors declared a dividend payment of $0.3125 per share payable January 27, 2004 to shareholders of record on December 30, 2003. The dividend rate is a reduction from the prior quarterly rate of $0.34 per share. While the new rate does reflect the impact of the rights offering, some reduction in the quarterly rate would have been necessary due to the decrease in interest rates experienced over the last few years as portfolio assets matured or were redeemed by issuers.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to inside the back cover of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact EquiServe, the Fund's Transfer Agent and Dividend Paying Agent, at 781-575-2723.


                                     Sincerely,



                                     /s/ John H. Donaldson
                                     -----------------------------
                                     John H. Donaldson, CFA
                                     President

SCHEDULE OF INVESTMENTS (Unaudited)                                                                               December 31, 2003

                                                                        Moody's/
                                                                       Standard &
                                                                         Poor's        Principal       Amortized Cost      Value
                                                                         Rating      Amount (000's)       (Note 1)        (Note 1)
                                                                       ----------    --------------    --------------   -----------
LONG TERM DEBT SECURITIES (86.34%)

AUTOMOBILES & RELATED (7.47%)
Auburn Hills Trust, Gtd. Ctfs., 12.375%, 05/01/20 ..................     A3/BBB          $1,000         $ 1,000,000     $ 1,440,816
Ford Holdings, Inc., Gtd., 9.30%, 03/01/30 .........................    Baa1/BBB-         1,000           1,110,322       1,161,111
Ford Motor Co., Debs., 8.90%, 01/15/32 .............................    Baa1/BB-          1,560           1,544,263       1,748,347
Ford Motor Credit Co., 7.00%, 10/01/13 .............................     A3/BBB-          2,000           2,061,786       2,109,358
General Motors Acceptance Corp., Notes, 7.25%, 03/02/11 ............     A3/BBB           1,000           1,008,310       1,097,108
                                                                                                        -----------     -----------
                                                                                                          6,724,681       7,556,740
                                                                                                        -----------     -----------
ELECTRIC UTILITIES (7.07%)
Arizona Public Service Co., 5.625%, 05/15/33 .......................    Baa1/BBB          1,000             988,661         937,975
Calpine Corp., Sr. Notes, 7.75%, 04/15/09 ..........................    Caa1/CCC+           500             488,915         385,000
Dominion Resources Inc., Sr. Notes, 6.75%, 12/15/32 ................    Baa1/BBB+         1,000             997,604       1,068,995
Hydro-Quebec, Gtd. Debs., 8.25%, 04/15/26 ..........................      A1/A+           1,550           1,483,635       2,042,057
Midamerican Funding LLC, 6.927%, 03/01/29 ..........................    Baa1/BBB+           500             500,000         542,584
National Rural Utilities, Notes, 7.25%, 03/01/12 ...................      A2/A              500             547,170         582,593
NSTAR, Notes, 8.00%, 02/15/10 ......................................      A2/A-             500             498,571         602,052
Old Dominion Electric Corp., 6.25%, 06/01/11 .......................     Aaa/AAA            500             500,470         550,715
Utilicorp United Inc., Sr. Notes, 8.27%, 11/15/21 ..................     Caa1/B             500             539,594         446,250
                                                                                                        -----------     -----------
                                                                                                          6,544,620       7,158,221
                                                                                                        -----------     -----------
FINANCIAL (16.93%)
Bank of America, Sub. Notes, 7.40%, 01/15/11 .......................      Aa3/A           1,000           1,056,889       1,172,830
BB&T Corp., Sub. Notes, 6.50%, 08/01/11 ............................      A2/A-             500             497,877         561,166
Citicorp Capital II, Gtd., 8.015%, 02/15/27 ........................      Aa2/A           2,000           2,011,202       2,324,498
FBS Capital I, Gtd., 8.09%, 11/15/26 ...............................      A1/A-           2,000           1,994,203       2,288,694
General Electric Capital Corp., Notes, 6.75%, 03/15/32 .............     Aaa/AAA          1,500           1,548,659       1,660,681
Household Finance Corp., Notes, 6.75%, 05/15/11 ....................      A1/A            1,500           1,499,700       1,688,614
HSBC America Capital II, Gtd., 8.38%, 05/15/27, 144A ...............      NR/A-           2,500           2,566,029       2,902,662
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12 .............     Aaa/AAA            500             498,798         551,002
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ..................     WR/BBB-          1,500           1,579,597       1,638,305
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11 .......................   Baa1/BBB -           500             486,496         572,955
UBS PFD Funding Trust I, Gtd., 8.622%, 10/29/49 ....................     A1/AA-           1,000           1,009,574       1,232,616
XL Capital Europe PLC, Gtd., 6.50%, 01/15/12 .......................      A1/A+             500             497,748         547,272
                                                                                                        -----------     -----------
                                                                                                         15,246,772      17,141,295
                                                                                                        -----------     -----------
INDUSTRIAL, MATERIALS & MISC. (17.14%)
Abitibi-Consolidated Inc., Debs., 8.85%, 08/01/30 ..................     Ba1/BB+          2,000           1,999,786       2,162,052
Darden Restaurants Inc, Debs., 7.125%, 02/01/16 ....................    Baa1/BBB+           500             437,143         575,254
EOP Operating LP, Sr. Notes, 7.25%, 02/15/18 .......................    Baa1/BBB+         1,000             993,295       1,125,388
Georgia-Pacific Corp., Debs., 9.625%, 03/15/22 .....................     Ba3/BB+          1,000           1,035,494       1,040,000
Harcourt General Inc., Sr. Debs., 8.875%, 06/01/22 .................      NR/A-           2,000           2,138,621       2,522,984
Liberty Property Trust, Sr. Notes, 7.50%, 01/15/18 .................    Baa2/BBB          1,000             999,108       1,122,293
Quebecor World Inc., Notes, 6.125%, 11/15/13, 144A .................     NR/BBB-          1,500           1,511,217       1,521,129
Royal Caribbean Cruises, Sr. Notes, 6.75%, 03/15/08 ................     Ba2/BB+          1,000             907,526       1,041,250
Smurfit Capital Funding, Debs., 7.50%, 11/20/25 ....................     Ba3/BB-          2,000           1,991,672       1,947,500
Starwood Hotels & Resorts, Gtd., 7.875%, 05/01/12 ..................     Ba1/BB+          1,000             995,681       1,125,000
Tupperware Finance Co. BV, Gtd., 7.25%, 10/01/06 ...................    Baa2/BB+            500             513,486         529,765
Tyco Int'l. Group SA, Gtd., 6.875%, 01/15/29 .......................    Ba2/BBB-            750             656,351         768,750
Union Camp Corp., Debs., 9.25%, 02/01/11 ...........................    Baa2/BBB          1,500           1,492,340       1,872,318
                                                                                                        -----------     -----------
                                                                                                         15,671,720      17,353,683
                                                                                                        -----------     -----------

SCHEDULE OF INVESTMENTS (Unaudited)--continued                                                                    December 31, 2003

                                                                       Moody's/
                                                                      Standard &
                                                                        Poor's         Principal      Amortized Cost       Value
                                                                        Rating      Amount (000's)       (Note 1)        (Note 1)
                                                                      ----------    --------------    --------------   ------------
OIL & GAS (9.33%)
Apache Corp., Notes, 7.70%, 03/15/26 ..............................      A3/A-         $    500        $   523,403     $    611,926
Coastal Corp., Debs., 6.70%, 02/15/27 .............................     Caa1/B-             500            504,839          466,250
ConocoPhillips, Gtd., 5.90%, 10/15/32 .............................      A3/A-            1,000          1,023,979        1,002,654
K N Energy Inc., Debs., 8.75%, 10/15/24 ...........................    Baa2/BBB           1,150          1,203,884        1,246,915
Texaco Capital Inc., Gtd., 7.50% 03/01/43 .........................     Aa3/AA            2,000          1,978,515        2,313,684
Transocean Sedco Forex, Notes, 7.50%, 04/15/31 ....................     Baa2/A-             500            497,758          572,587
Western Atlas Inc., Debs., 8.55%, 06/15/24 ........................      A2/A-            2,539          2,640,721        3,231,924
                                                                                                       -----------     ------------
                                                                                                         8,373,099        9,445,940
                                                                                                       -----------     ------------
TELECOMMUNICATIONS & MULTIMEDIA (13.04%)
AT&T Wireless Services Inc., Sr. Notes, 8.75%, 03/01/31 ...........    Baa2/BBB           1,000          1,183,629        1,233,829
Continental Cablevision, Sr. Debs., 9.50%, 08/01/13 ...............    Baa3/BBB           1,000          1,065,117        1,155,108
Deutsche Telekom International, Gtd., 8.25%, 06/15/30 .............    Baa3/BBB+          2,000          2,517,869        2,554,856
News America Holdings Inc., Gtd. Debs., 7.90%, 12/01/95 ...........    Baa3/BBB-          1,400          1,298,779        1,597,737
SBC Communications, Notes, 5.825%, 08/15/12 .......................      A1/A+              500            493,170          530,882
Time Warner Inc., Debs., 9.15%, 02/01/23 ..........................    Baa1/BBB+          3,000          3,143,257        3,880,494
Verizon Global Funding Corp., Notes, 7.75%, 12/01/30 ..............      A2/A+            1,646          1,675,452        1,933,573
Viacom Inc., Gtd., 7.875%, 07/30/30 ...............................      A3/A-              250            246,309          310,983
                                                                                                       -----------     ------------
                                                                                                        11,623,582       13,197,462
                                                                                                       -----------     ------------
MORTGAGE BACKED SECURITIES (6.33%)
FHLMC Pool # A15675, 6.00%, 11/01/33 ..............................      NR/NR            2,998          3,103,576        3,098,784
FNMA Pool # 313411, 7.00%, 03/01/04 ...............................      NR/NR               16             15,419           15,540
FNMA Pool # 754791, 6.50%, 12/01/33 ...............................      NR/NR            2,845          2,994,937        2,976,064
GNMA Pool # 780374, 7.50%, 12/15/23 ...............................      NR/NR               84             83,743           90,991
GNMA Pool # 417239, 7.00%, 02/15/26 ...............................      NR/NR              215            217,414          229,871
                                                                                                       -----------     ------------
                                                                                                         6,415,089        6,411,250
                                                                                                       -----------     ------------
U.S. GOVERNMENT & AGENCIES (9.03%)
U.S. Treasury Bonds, 10.75%, 08/15/05 .............................      NR/NR            1,600          1,693,181        1,833,875
U.S. Treasury Bonds, 7.875%, 02/15/21 .............................      NR/NR            3,900          4,030,677        5,188,981
U.S. Treasury Bonds, 8.125%, 08/15/21 .............................      NR/NR            1,000          1,013,666        1,363,789
U.S. Treasury Bonds, 6.25%, 05/15/30 ..............................      NR/NR              650            726,348          750,090
                                                                                                       -----------     ------------
                                                                                                         7,463,872        9,136,735
                                                                                                       -----------     ------------
TOTAL LONG TERM DEBT SECURITIES ...................................                                     78,063,435       87,401,326
                                                                                                       -----------     ------------
SHORT TERM DEBT SECURITIES (13.33%)
FNMA, Discount Notes, 0.90%, 01/02/04 .............................      NR/NR            7,800          7,799,707        7,799,707
FNMA, Discount Notes, 0.99%, 01/07/04 .............................      NR/NR            5,700          5,699,059        5,699,059
                                                                                                       -----------     ------------
                                                                                                        13,498,766       13,498,766
                                                                                                       -----------     ------------
INVESTMENT COMPANIES (0.33%)                                                            Shares
                                                                                    --------------
High Yield Plus Fund ..............................................                      33,333            223,875          154,332
Evergreen Select Money Market Fund - I Shares .....................                     176,388            176,388          176,388
                                                                                                       -----------     ------------
                                                                                                           400,263          330,720
                                                                                                       -----------     ------------
TOTAL INVESTMENTS (100.00%) .......................................                                    $91,962,464      101,230,812
                                                                                                       ===========
OTHER ASSETS AND LIABILITIES (0.00%) ..............................                                                           4,376
                                                                                                                       ------------
NET ASSETS (100.00%) ..............................................                                                    $101,235,188
                                                                                                                       ============

144A- Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At the end of the period, these securities amounted to 4.37% of net assets.
Legend

Ctfs. - Certificates
Debs. - Debentures
Gtd. - Guranteed
Sr. - Senior
Sub.- Subordinated

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2003

Assets:
   Investment in securities, at value (amortized cost
    $91,962,464) (Note 1).......................................   $101,230,812
   Receivable for subscription of Fund shares ..................        197,507
   Interest receivable .........................................      1,491,016
   Dividends receivable ........................................          1,167
   Other assets ................................................          7,147
                                                                   ------------
    TOTAL ASSETS ...............................................    102,927,649
                                                                   ------------
Liabilities:
   Dividends payable ...........................................      1,533,649
   Offering costs payable ......................................         41,621
   Due to Advisor ..............................................         43,722
   Accrued expenses payable ....................................         73,469
                                                                   ------------
    TOTAL LIABILITIES ..........................................      1,692,461
                                                                   ------------
Net assets: (equivalent to $20.63 per share based on 4,907,678
  shares of capital stock outstanding)..........................   $101,235,188
                                                                   ============
NET ASSETS consisted of:
   Par value ...................................................   $  4,907,678
   Capital paid-in .............................................     92,852,212
   Accumulated net investment income (loss) ....................     (2,329,101)
   Accumulated net realized loss on investments ................     (3,463,949)
   Net unrealized appreciation on investments ..................      9,268,348
                                                                   ------------
                                                                   $101,235,188
                                                                   ============

STATEMENT OF OPERATIONS (Unaudited)
For the nine months ended December 31, 2003

Investment Income:
   Interest..........................................                 $4,037,214
   Dividends.........................................                     10,333
                                                                      ----------
    Total Investment Income .........................                  4,047,547
                                                                      ----------
Expenses:
   Investment advisory fees (Note 4).................    $  344,569
   Transfer agent fees...............................        34,026
   NYSE fee..........................................        18,750
   Directors' fees...................................        21,918
   Audit fees........................................        13,525
   State and local taxes.............................        16,050
   Legal fees and expenses...........................        30,709
   Reports to shareholders...........................        17,992
   Custodian fees....................................         5,635
   Miscellaneous.....................................        45,461
                                                         ----------
    Total Expenses ..................................                    548,635
                                                                      ----------
     Net Investment Income ..........................                  3,498,912
                                                                      ----------
Realized and unrealized gain on investments (Note 1):
   Net realized loss from security transactions......                    617,710
                                                                      ----------
   Unrealized appreciation of investments:
    Beginning of the period .........................     7,747,406
    End of the period ...............................     9,268,348
                                                         ----------
     Change in unrealized appreciation of
      investments....................................                  1,520,942
                                                                      ----------
       Net realized and unrealized gain on
        investments..................................                  2,138,652
                                                                      ----------
Net increase in net assets resulting from operations                  $5,637,564
                                                                      ==========


   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                 Nine months
                                                    ended
                                              December 31, 2003     Year ended
                                                 (Unaudited)      March 31, 2003
                                              -----------------   --------------
Increase (decrease) in net assets:

Operations:
   Net investment income..................      $  3,498,912        $ 4,819,627
   Net realized gain (loss) from security
    transactions (Note 2).................           617,710         (1,160,677)
   Change in unrealized appreciation of
    investments...........................         1,520,942          6,464,387
                                                ------------        -----------
    Net increase in net assets resulting
     from operations......................         5,637,564         10,123,337
                                                ------------        -----------

Distributions:
   Dividends to shareholders from net
    investment income.....................        (5,280,373)        (4,913,023)
   Distributions to shareholders from tax
    return of capital.....................                --           (192,805)
                                                ------------        -----------
    Total distributions to shareholders ..        (5,280,373)        (5,105,828)
                                                ------------        -----------

Capital Share Transactions:
   Proceeds from subscription of Fund
    shares................................        23,170,063                 --
   Dealer manager fee charged to paid-in
    capital in excess of par..............          (868,877)                --
   Fund share offering costs charged to
    paid-in capital in excess of par......          (396,000)                --
                                                ------------        -----------
    Net proceeds from subscription of
     Fund shares..........................        21,905,186                 --
                                                ------------        -----------

   Increase net assets....................        22,262,377          5,017,509

Net Assets:
   Beginning of period....................        78,972,811         73,955,302
                                                ------------        -----------
   End of period..........................      $101,235,188        $78,972,811
                                                ============        ===========



      ==================================================================

                 HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN

       1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions which all shareholders of record are eligible to join. The method by which shares are obtained is explained on page 11. The Fund has appointed Equiserve to act as the Agent of each shareholder electing to participate in the plan. Information and application forms are available from Equiserve, P.O. Box 43069, Providence, RI 02940-3069.

      ==================================================================







   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                                              Nine months
                                                                 ended                          Year Ended March 31,
                                                           December 31, 2003    ---------------------------------------------------
                                                              (Unaudited)        2003       2002       2001       2000        1999
                                                           -----------------    -------   -------    -------    ---------   -------
Per Share Operating Performance
Net asset value, beginning of period ...................        $  21.50        $ 20.13   $ 20.95    $ 20.39    $   22.20   $ 22.70
                                                                --------        -------   -------    -------    ---------   -------
Investment operations:
 Net investment income .................................            0.92           1.31      1.24 (1)   1.45         1.47      1.52
 Net realized and unrealized gain (loss) on investments             0.51           1.45     (0.62)(1)   0.56        (1.81)    (0.41)
                                                                --------        -------   -------    -------    ---------   -------
Total from investment operations .......................            1.43           2.76      0.62       2.01        (0.34)     1.11
                                                                --------        -------   -------    -------    ---------   -------
Capital share transaction:
 Dilution of the net asset value from rights offering
   (Note 6) ............................................           (0.97)            --        --         --           --        --
                                                                --------        -------   -------    -------    ---------   -------
Less distributions:
 Dividends from net investment income ..................           (1.33)         (1.34)    (1.43)     (1.45)       (1.47)    (1.48)
 Distributions from net realized gain ..................              --             --        --         --           --     (0.13)
 Distributions from tax return of capital ..............              --          (0.05)    (0.01)        --           --        --
                                                                --------        -------   -------    -------    ---------   -------
Total distributions ....................................           (1.33)         (1.39)    (1.44)     (1.45)       (1.47)    (1.61)
                                                                --------        -------   -------    -------    ---------   -------
Net asset value, end of period .........................        $  20.63        $ 21.50   $ 20.13    $ 20.95    $   20.39   $ 22.20
                                                                ========        =======   =======    =======    =========   =======
Per share market price, end of period ..................        $  18.90        $ 20.65   $ 19.34    $ 19.27    $   16.88   $ 20.69
                                                                ========        =======   =======    =======    =========   =======
Total Investment Return(2)
 Based on market value .................................         (2.04)%         14.55%     7.96%     23.91%     (11.67)%     7.28%

Ratios/Supplemental Data
Net assets, end of period (in 000's) ...................        $101,235        $78,973   $73,955    $76,970    $  74,892   $81,559
Ratio of expenses to average net assets ................           0.87%*         0.91%     0.86%      0.91%        0.88%     0.77%
Ratio of net investment income to average net assets ...           5.55%*         6.39%     6.73%(1)   7.20%        7.09%     6.70%
Portfolio turnover rate ................................           7.59%         12.27%    10.87%     12.39%       10.21%    17.89%
Number of shares outstanding at the end of the period
   (in 000's) ..........................................           4,908          3,673     3,673      3,673        3,673     3,673


* Annualized

(1) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies. The effect of this change for the year ended March 31, 2002 for all securities was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.11%. Per share ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(2) Total investment return is calculated assuming a purchase of common shares at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund"), a Delaware Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. Security Valuation -- In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Directors. At December 31, 2003, there were no securities valued by the Board of Directors.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders and Book/Tax Differences -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount. Distributions during the nine months ended December 31, 2003 were characterized as follows for tax purposes:


                      Ordinary Income        Capital Gain    Total Distribution
                      ---------------        ------------    ------------------
                         $5,280,373               --             $5,280,373


     At March 31, 2003, the components of distributable earnings on a tax basis were as follows:

                           Accumulated               Accumulated
                      Ordinary Income (Loss)     Capital Gain (Loss)
                      ----------------------     -------------------
                         $    --                    $(3,916,396)


     As of March 31, 2003, the capital loss carryovers available to offset possible future capital gains were as follows:

                                 Amount      Expiration Date
                                --------     ---------------
                                $ 159,409       3/31/2008
                                1,389,196       3/31/2009
                                  974,596       3/31/2010
                                1,393,195       3/31/2011

     Under the current tax law, capital losses realized after October 31, may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2003, the Fund elected to defer losses occurring between November 1, 2002 and March 31, 2003 in the amount of $165,263.

     At December 31, 2003, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

           Aggregate    Net Unrealized    Gross Unrealized   Gross Unrealized
           Tax Cost      Appreciation       Appreciation       Depreciation
          -----------   --------------    ----------------   ----------------
          $92,609,505    $8,621,307         $9,478,169         $(856,862)


F. Use of Estimates in the Preparation of Financial Statements -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions, other than short-term investments, for the nine month period ended December 31, 2003:

                                                                     Proceeds
                                                        Cost of     from Sales
                                                       Purchases   or Maturities
                                                      -----------  -------------
        U.S. Government Securities ................   $        --   $  310,937
        Other Investment Securities ...............    15,886,791    5,556,589


Note 3 -- Capital Stock -- At December 31, 2003, there were 10,000,000 shares of capital stock ($1.00 par value) authorized, with 4,907,678 shares issued and outstanding.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract with 1838 Investment Advisors, LLC (the "Advisor"), a wholly-owned subsidiary of MBIA, Inc., advisory fees are paid monthly to the Advisor at an annual rate of 0.625% on the first $40 million of the Fund's month end net assets and 0.50% on the excess.

MBIA Municipal Investors Services Corporation, a direct wholly-owned subsidiary of MBIA, Inc., provides accounting services to the Fund and is compensated for these services by the Advisor.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Advisor. None of the directors so affiliated receives compensation for services as a director of the Fund. Similarly, none of the Fund's officers receive compensation from the Fund.

Note 5 -- Dividend and Distribution Reinvestment -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the nine months ended December 31, 2003, the Fund issued no shares under this Plan.

Note 6 -- Rights Offering -- On December 3, 2003 the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund's prospectus an additional 1,234,420 shares were issued at a subscription price of $18.77 per share, making the gross proceeds raised by the offering $23,170,063, before offering-related expenses. Dealer/managers fees of $868,877 and offering costs of approximately $396,000 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $21,905,186. The dilution impact of the offering was $0.97 per share or 4.49% of the $21.58 net asset value per share on December 3, 2003, the expiration and pricing date of the offering.

DIVIDEND REINVESTMENT PLAN (Unaudited)


1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. Equiserve, acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from Equiserve, P.O. Box 43069, Providence, RI 02940-3069.


      =====================================================================
             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                     Contact Your Transfer Agent, Equiserve,
         P.O. Box 43069, Providence, RI 02940-3069, or call 781-575-2723
      =====================================================================

             DIRECTORS
        ---------------------
          W. THACHER BROWN
        JOHN GILRAY CHRISTY
         JOHN H. DONALDSON
         MORRIS LLOYD, JR.
         J. LAWRENCE SHANE

              OFFICERS
        ---------------------
         JOHN H. DONALDSON
             President
         ANNA M. BENCROWSKY
           Vice President
           and Secretary
         CLIFFORD D. CORSO
           Vice President

         INVESTMENT ADVISOR                                    1838
        ---------------------                       BOND-DEBENTURE TRADING FUND
   1838 INVESTMENT ADVISORS, LLC                       ----------------------
     2701 RENAISSANCE BOULEVARD                      2701 RENAISSANCE BOULEVARD
            FOURTH FLOOR                                    FOURTH FLOOR
     KING OF PRUSSIA, PA 19406                       KING OF PRUSSIA, PA 19406

             CUSTODIAN                                        [LOGO]
        ---------------------
       WACHOVIA NATIONAL BANK                             Quarterly Report
        123 S. BROAD STREET                              December 31, 2003
       PHILADELPHIA, PA 19109

           TRANSFER AGENT
        ---------------------
             EQUISERVE
           P.O. BOX 43069
     PROVIDENCE, RI 02940-3069
            781-575-2723

              COUNSEL
        ---------------------
        PEPPER HAMILTON LLP
       3000 TWO LOGAN SQUARE
     EIGHTEENTH & ARCH STREETS
       PHILADELPHIA, PA 19103

              AUDITORS
        ---------------------
        TAIT, WELLER & BAKER
         1818 MARKET STREET
             SUITE 2400
       PHILADELPHIA, PA 19103